PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                              September 29, 2006

Dear Shareholder:

         The Board of Trustees of Phoenix Strategic Equity Series Fund ("Series Fund") has approved the reorganization of Phoenix Large-Cap Growth Fund ("Large-Cap Growth"), a series of Series Fund, into Phoenix Strategic Growth Fund ("Strategic Growth"), also a series of Series Fund. Strategic Growth's investment objective and investment strategies are identical and substantially similar, respectively, to those of Large-Cap Growth. The reorganization is expected to be completed on or about October 6, 2006. Once the reorganization is completed, you will become a shareholder of Strategic Growth and will receive shares of the corresponding class of Strategic Growth with an aggregate net asset value equal to the aggregate net asset value of your investment in Large-Cap Growth. No sales charge will be imposed in connection with the reorganization. Strategic Growth will pay all costs of the reorganization.

         The Board of Trustees of Series Fund believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Large-Cap Growth and its shareholders.

         You are not being asked to vote on, or take any other action in connection with, the reorganization.

         If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. Eastern time.

                                                   Sincerely,

                                                   /s/ Daniel T. Geraci
                                                   Daniel T. Geraci
                                                   President

                            ACQUISITION OF ASSETS OF

                          PHOENIX LARGE-CAP GROWTH FUND
                                   a series of
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                          PHOENIX STRATEGIC GROWTH FUND
                                   a series of
                      PHOENIX STRATEGIC EQUITY SERIES FUND

                        PROSPECTUS/INFORMATION STATEMENT

                            DATED SEPTEMBER 29, 2006

         This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Large-Cap Growth Fund ("Large-Cap Growth"), a series of Phoenix Strategic Equity Series Fund ("Series Fund"), into the Phoenix Strategic Growth Fund ("Strategic Growth"), a series of Series Fund. This Prospectus/Information Statement is being mailed on or about October 10, 2006.

         THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

                                     GENERAL

         The Board of Trustees of Series Fund has approved the reorganization of Large-Cap Growth into Strategic Growth. Large-Cap Growth and Strategic Growth are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

         In the reorganization, all of the assets of Large-Cap Growth will be acquired by Strategic Growth in exchange for Class A, Class B, Class C and Class X shares of Strategic Growth and the assumption by Strategic Growth of the liabilities of Large-Cap Growth (the "Reorganization"). Class A, Class B, Class C and Class X shares of Strategic Growth will be distributed to each shareholder in liquidation of Large-Cap Growth, and Large-Cap Growth will be terminated as a series of Series Fund. You will then hold that number of full and fractional shares of Strategic Growth which have an aggregate net asset value equal to the aggregate net asset value of your shares of Large-Cap Growth.

         Large-Cap Growth and Strategic Growth are each separate diversified series of Series Fund, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Large-Cap Growth is identical to that of Strategic Growth, as follows:

--------------------------------------------------------------------------------
               FUND                              INVESTMENT OBJECTIVE
               ----                              --------------------
-------------------------------------- -----------------------------------------
Large-Cap Growth                       Long-term capital growth.
-------------------------------------- -----------------------------------------
Strategic Growth                       Long-term capital growth.
--------------------------------------------------------------------------------

         The investment strategies for Large-Cap Growth are substantially similar to those for Strategic Growth, but there is a difference. Large-Cap Growth normally invests at least 80% of its assets in stocks of large capitalization companies, while Strategic Growth normally invests at least 65% of its assets in stocks of large capitalization companies. Strategic Growth's greater flexibility to invest its assets in stocks of small and medium capitalization companies could benefit the Fund at times when large capitalization companies are out of favor.

         This Prospectus/Information Statement explains concisely the information about Strategic Growth that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------- -----------------------------
INFORMATION ABOUT LARGE-CAP
GROWTH AND STRATEGIC GROWTH:                               HOW TO OBTAIN THIS INFORMATION:
----------------------------                               -------------------------------
-------------------------------------------------- ------------------------------------------------
Prospectus of Series Fund relating to Large-Cap    Copies are available upon request and
Growth and Strategic Growth, dated September       without charge if you:
29, 2006, which accompanies this Prospectus/
Information Statement                              o  Visit PhoenixFunds.com or
                                                      PhoenixInvestments.com on the Internet;
Statement of Additional Information of Series
Fund relating to Large-Cap Growth and Strategic    o  Write to Phoenix Equity Planning
Growth, dated September 29, 2006                      Corporation, One American Row,
                                                      P.O. Box 150480, Hartford, CT
Annual Report of Series Fund relating to              06115-0480; or
Large-Cap Growth and Strategic Growth for the
year ended April 30, 2006                          o  Call (800) 243-1574 toll-free.

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION:                      HOW TO OBTAIN THIS INFORMATION:
-------------------------------------                      -------------------------------
-------------------------------------------------- ------------------------------------------------
Statement of Additional Information dated          Copies are available upon request and
September 29, 2006, which relates to this          and without charge if you:
Prospectus/Information Statement and the
Reorganization                                     o  Write to Phoenix Equity Planning
                                                      Corporation, One American Row,
                                                      P.O. Box 150480, Hartford, CT
                                                      06115-0480; or

                                                   o  Call (800) 243-1574 toll-free.


---------------------------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Large-Cap Growth and Strategic Growth contained in the Prospectus of Series Fund dated September 29, 2006 (SEC File No. 811-04727) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) The Statement of Additional Information dated September 29, 2006 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Series Fund relating to Large-Cap Growth and Strategic Growth for the year ended April 30, 2006, and pro forma financial statements of Series Fund relating to Strategic Growth for the twelve month period ended April 30, 2006, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN STRATEGIC GROWTH:

o  is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o  is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                                                  Table of Contents                                            Page
                                                  -----------------                                            ----


SUMMARY...........................................................................................................5
         Why is the Reorganization occurring?.....................................................................5
         What are the key features of the Reorganization?.........................................................5
         After the Reorganization, what shares of Strategic Growth will I own?....................................6
         How will the Reorganization affect me?...................................................................6
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?........7
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............7
         How do the Funds' fees and expenses compare?.............................................................9
         How do the Funds' performance records compare?..........................................................14
         Who will be the Adviser and Subadviser of my Fund after the Reorganization?  What will the advisory and subadvisory fees be after the Reorganization?.......................................................18
         What will be the primary federal tax consequences of the Reorganization?................................19
RISKS............................................................................................................20
         Are the risk factors for the Funds similar?.............................................................20
         What are the primary risks of investing in each Fund?...................................................20
         Are there any other risks of investing in each Fund?....................................................21
INFORMATION ABOUT THE REORGANIZATION.............................................................................22
         Reasons for the Reorganization..........................................................................22
         Agreement and Plan of Reorganization....................................................................23
         Federal Income Tax Consequences.........................................................................24
         Pro Forma Capitalization................................................................................25
         Distribution of Shares..................................................................................26
         Purchase and Redemption Procedures......................................................................28
         Exchange Privileges.....................................................................................28
         Dividend Policy.........................................................................................28
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................29
         Form of Organization....................................................................................29
         Capitalization..........................................................................................29
         Shareholder Liability...................................................................................29
         Shareholder Meetings and Voting Rights..................................................................30
         Liquidation.............................................................................................30
         Liability and Indemnification of Trustees...............................................................31
         Shareholder Information.................................................................................31
         Control Persons and Principal Holders of Securities.....................................................32
FINANCIAL STATEMENTS AND EXPERTS.................................................................................33
LEGAL MATTERS....................................................................................................33
ADDITIONAL INFORMATION...........................................................................................33
Exhibit A--Form of Agreement and Plan of Reorganization.........................................................A-1

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE
       REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS
         IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD
      READ THIS ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectus and Statement of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Large-Cap Growth to own a fund that is similar in style, but with a greater amount of assets. Strategic Growth has an identical investment objective and substantially similar investment strategies as Large-Cap Growth, while it has outperformed Large-Cap Growth on a one-year basis, through December 31, 2005. Because each Fund changed its portfolio management team in 2005, only the one-year performance is reflective of the Fund's current portfolio management team's investment management skills. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Strategic Growth.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Large-Cap Growth to Strategic Growth in exchange for Class A, Class B, Class C and Class X shares of Strategic Growth;

o the assumption by Strategic Growth of all of the liabilities of Large-Cap Growth;

o the liquidation of Large-Cap Growth by distribution of Class A, Class B, Class C and Class X shares of Strategic Growth to Large-Cap Growth's shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about October 6, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF STRATEGIC GROWTH WILL I OWN?

         If you own Class A, Class B, Class C or Class X shares of Large-Cap Growth, you will own Class A, Class B, Class C or Class X shares, respectively, of Strategic Growth.

         The new shares you receive will have the same total value as your shares of Large-Cap Growth, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o OPERATING EFFICIENCIES: Upon the Reorganization of Large-Cap Growth into Strategic Growth, operating efficiencies may be achieved by Strategic Growth because it will have a greater level of assets. As of April 30, 2006, Large-Cap Growth's net assets were approximately $113.2 million and Strategic Growth's net assets were approximately $116.1 million.

         Following the Reorganization, the total operating expenses of Strategic Growth are expected to be slightly higher than those of Large-Cap Growth. Currently, Large-Cap Growth's total operating expenses for Class A, Class B, Class C and Class X shares are 1.39%, 2.14%, 2.14% and 1.14%, respectively. After the Reorganization, Strategic Growth's total operating expenses for Class A, Class B, Class C and Class X shares are expected to be 1.42%, 2.17%, 2.17% and 1.17%, respectively.

         After the Reorganization the value of your shares will depend on the performance of Strategic Growth rather than that of Large-Cap Growth. The Trustees of Series Fund believe that the Reorganization will benefit both Large-Cap Growth and Strategic Growth. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Strategic Growth.

         Like Large-Cap Growth, Strategic Growth will declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class B, Class C and Class X shares of Strategic Growth or distributed in cash, if you have so elected.

         The Trustees of Series Fund, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Large-Cap Growth, and that their interests will not be diluted as a result of the Reorganization.

         The Trustees of Series Fund, including the Disinterested Trustees, also have concluded that the Reorganization would be in the best interest of the shareholders of Strategic Growth, and that their interests will not be diluted as a result of the Reorganization.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class B, Class C and Class X shares, as applicable, of Strategic Growth in the same manner as you did for your shares of Large-Cap Growth before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective of Large-Cap Growth is identical to that of Strategic Growth while the investment strategies of the Funds are substantially similar. Each Fund's investment objective is fundamental, and generally may not be changed without shareholder approval.

         The following tables summarize a comparison of Large-Cap Growth and Strategic Growth with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to the Funds.

--------------------------------------------------------------------------------
                   LARGE-CAP GROWTH

------------------ -------------------------------------------------------------
Investment         Long-term capital growth.
Objective

------------------ -------------------------------------------------------------
Principal          Under normal circumstances, the Fund invests at least 80% of
Investment         its assets in stocks of large capitalization companies that,
Strategies         at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000(R)
                   Growth Index. As of June 30, 2006, the market capitalization range of companies included in the Russell 1000(R) Growth
                   Index was $3.3 billion to $342.7 billion.

                   The adviser manages the Fund's investment program and the general operations of the Fund, including oversight of the Fund's subadviser. The subadviser manages the investments of the Fund. The subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subject to rigorous fundamental analysis.

                   The subadviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better investment opportunity is available.

                   The subadviser's investment strategy may result in a higher portfolio turnover rate for the Fund.

------------------ -------------------------------------------------------------
                   STRATEGIC GROWTH

------------------ -------------------------------------------------------------
Investment         Long-term capital growth.
Objective

------------------ -------------------------------------------------------------
Principal          Under normal circumstances, the Fund invests at least 65% of
Investment         its assets in stocks of large capitalization companies that,
Strategies         at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000(R)
                   Growth Index. As of June 30, 2006, the market capitalization range of companies included in the Russell 1000(R) Growth
                   Index was $3.3 billion to $342.7 billion.

                   The adviser manages the Fund's investment program and the general operations of the Fund, including oversight of the Fund's subadviser. The subadviser manages the investments of the Fund. The subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

                   The subadviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

                   Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better investment opportunity is available.

                   The subadviser's investment strategy may result in a higher portfolio turnover rate for the Fund.

--------------------------------------------------------------------------------

         The investment strategies for Large-Cap Growth are substantially similar to those for Strategic Growth, but there is a difference. Large-Cap Growth normally invests at least 80% of its assets in stocks of large capitalization companies, while Strategic Growth normally invests at least 65% of its assets in stocks of large capitalization companies. Strategic Growth's greater flexibility to invest its assets in stocks of small and medium capitalization companies could benefit the Fund at times when large capitalization companies are out of favor.

         The principal risks of investing in Strategic Growth are substantially similar to those of investing in Large-Cap Growth. They include:

o Market risk - the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

         Large-Cap Growth and Strategic Growth may employ defensive investment strategies when, in the belief of the subadviser, adverse market conditions warrant doing so. Under such circumstances, Large-Cap Growth and Strategic Growth each may hold any part of its assets in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. These strategies, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of the Funds.

         Because Large-Cap Growth and Strategic Growth have identical investment objectives and substantially similar investment strategies, it is not anticipated that the securities held by Large-Cap Growth will be sold in significant amounts in order to comply with the policies and investment practices of Strategic Growth in connection with the Reorganization. If any such sales occur following the Reorganization, the transaction costs will be borne by Strategic Growth. Such costs are ultimately borne by the Fund's shareholders.

HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

         Large-Cap Growth offers four classes of shares (Class A, Class B, Class C and Class X), while Strategic Growth offers three classes of shares (Class A, Class B and Class C). Class X shares of Strategic Growth will first become available no later than the date of the

Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B, Class C and Class X shares of each of the Funds. The tables entitled "Strategic Growth (Pro Forma)" show you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A, Class B, Class C and Class X shares of Large-Cap Growth and Strategic Growth set forth in the following tables and in the examples are based on the expenses for Large-Cap Growth and Strategic Growth for the twelve month period ended April 30, 2006. The amounts for Class A, Class B, Class C and Class X shares of Strategic Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Strategic Growth would have been for the twelve month period ended April 30, 2006, assuming the Reorganization had taken place on May 1, 2005.

         Shareholder Fees (fees paid directly from your investment)
         ----------------------------------------------------------

--------------------------------------------------------------------------------

                                LARGE-CAP GROWTH
                                ----------------

----------------------------- ------------ ------------ ------------ -----------
                                Class A      Class B      Class C      Class X
                                -------      -------      -------      -------
----------------------------- ------------ ------------ ------------ -----------
Maximum Sales Charge (Load)      5.75%        None         None         None
Imposed on a Purchase (as a
percentage of offering
price)
----------------------------- ------------ ------------ ------------ -----------
Maximum Deferred Sales          None(a)     5.00%(b)     1.00%(c)       None
Charge (Load) (as a
percentage of the lesser of
the value redeemed or the
amount invested)
----------------------------- ------------ ------------ ------------ -----------
Maximum Sales Charge (Load)      None         None         None         None
Imposed on Reinvested
Dividends

----------------------------- ------------ ------------ ------------ -----------
Redemption Fee                   None         None         None         None
----------------------------- ------------ ------------ ------------ -----------
Exchange Fee                     None         None         None         None
--------------------------------------------------------------------------------

     -------------------------------------------------------------------
                                             STRATEGIC GROWTH
                                             ----------------

     ----------------------------- -------------------------------------
                                   Class A      Class B      Class C
                                   -------      -------      -------

     ---------------------------- ----------- ------------- ------------
     Maximum Sales Charge           5.75%         None         None
     (Load) Imposed on a
     Purchase (as a percentage
     of offering price)
     ---------------------------- ----------- ------------- ------------
     Maximum Deferred Sales        None(a)      5.00%(b)     1.00%(c)
     Charge (Load) (as a
     percentage of the lesser
     of the value redeemed or
     the amount invested)
     ---------------------------- ----------- ------------- ------------
     Maximum Sales Charge            None         None         None
     (Load) Imposed on
     Reinvested Dividends
     ---------------------------- ----------- ------------- ------------
     Redemption Fee                  None         None         None
     ---------------------------- ----------- ------------- ------------
     Exchange Fee                    None         None         None
     -------------------------------------------------------------------

-------------------------------------------------------------------------------

                                        STRATEGIC GROWTH (PRO FORMA)
                                        ----------------------------

---------------------------- --------------------------------------------------
                              Class A      Class B      Class C      Class X
                              -------      -------      -------      -------
---------------------------- ----------- ------------- ----------- ------------
Maximum Sales Charge           5.75%         None         None        None
(Load) Imposed on a
Purchase (as a percentage
of offering price)
---------------------------- ----------- ------------- ----------- ------------
Maximum Deferred Sales        None(a)      5.00%(b)     1.00%(c)      None
Charge (Load) (as a
percentage of the lesser
of the value redeemed or
the amount invested)
---------------------------- ----------- ------------- ----------- ------------
Maximum Sales Charge            None         None         None        None
(Load) Imposed on
Reinvested Dividends
---------------------------- ----------- ------------- ----------- ------------
Redemption Fee                  None         None         None        None
---------------------------- ----------- ------------- ----------- ------------
Exchange Fee                    None         None         None        None
-------------------------------------------------------------------------------

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------

---------------------------------------------------------------------------

                                       LARGE-CAP GROWTH
                                       ----------------

------------------------ --------------------------------------------------
                          Class A      Class B      Class C      Class X
                          -------      -------      -------      -------
------------------------ ----------- ------------ ------------ ------------
Management Fees            0.70%        0.70%        0.70%        0.70%
------------------------ ----------- ------------ ------------ ------------
Distribution and           0.25%        1.00%        1.00%        None
Shareholder Servicing
(12b-1) Fees(d)
------------------------ ----------- ------------ ------------ ------------
Other Expenses             0.44%        0.44%        0.44%        0.44%
------------------------ ----------- ------------ ------------ ------------
Total Annual Fund          1.39%        2.14%        2.14%        1.14%
Operating Expenses
---------------------------------------------------------------------------

-------------------------------------------------------------------------

                                            STRATEGIC GROWTH
                                            ----------------

-------------------------------- -------------- ------------ ------------
                                    Class A       Class B      Class C
                                    -------       -------      -------

-------------------------------- -------------- ------------ ------------
Management Fees                      0.75%         0.75%        0.75%
-------------------------------- -------------- ------------ ------------
Distribution and Shareholder         0.25%         1.00%        1.00%
Servicing (12b-1) Fees(d)
-------------------------------- -------------- ------------ ------------
Other Expenses                       0.62%         0.62%        0.62%
-------------------------------- -------------- ------------ ------------
Total Annual Fund Operating          1.62%         2.37%        2.37%
Expenses
-------------------------------------------------------------------------


---------------------------------------------------------------------------------------

                                             STRATEGIC GROWTH (PRO FORMA)
                                             ----------------------------

-------------------------------- ------------------------------------------------------
                                   Class A       Class B       Class C      Class X
                                   -------       -------       -------      -------
-------------------------------- ------------- ------------- ------------ -------------
Management Fees(e)                  0.70%         0.70%         0.70%        0.70%
-------------------------------- ------------- ------------- ------------ -------------
Distribution and Shareholder        0.25%         1.00%         1.00%         None
Servicing (12b-1) Fees(d)
-------------------------------- ------------- ------------- ------------ -------------
Other Expenses                      0.46%         0.46%         0.46%        0.46%
-------------------------------- ------------- ------------- ------------ -------------
Total Annual Fund Operating         1.42%         2.17%         2.17%        1.17%
Expenses
---------------------------------------------------------------------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Management fees have been restated to reflect a lower management fee.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Large-Cap Growth versus Strategic Growth and Strategic Growth (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

---------------------------------------------------------------------------------------------------
                                                  LARGE-CAP GROWTH
                                                  ----------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class A                  $708                 $990               $1,292               $2,148
Class B                  $617                 $870               $1,149               $2,282
Class C                  $317                 $670               $1,149               $2,472
Class X                  $116                 $362                $628                $1,385
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                  STRATEGIC GROWTH
                                                  ----------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class A                  $730                $1,057              $1,406               $2,386
Class B                  $640                 $939               $1,265               $2,518
Class C                  $340                 $739               $1,265               $2,705
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                            STRATEGIC GROWTH (PRO FORMA)
                                            ----------------------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class A                  $711                 $998               $1,307               $2,179
Class B                  $620                 $879               $1,164               $2,313
Class C                  $320                 $679               $1,164               $2,503
Class X                  $119                 $372                $644                $1,420
---------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

---------------------------------------------------------------------------------------------------
                                                  LARGE-CAP GROWTH
                                                  ----------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class B                  $217                 $670               $1,149               $2,282
Class C                  $217                 $670               $1,149               $2,472
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                  STRATEGIC GROWTH
                                                  ----------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class B                  $240                 $739               $1,265               $2,518
Class C                  $240                 $739               $1,265               $2,705
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                            STRATEGIC GROWTH (PRO FORMA)

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class B                  $220                 $679               $1,164               $2,313
Class C                  $220                 $679               $1,164               $2,503
---------------------------------------------------------------------------------------------------


HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the Class A shares of each Fund has performed in the past. Past performance, before and after taxes, is not an indication of future results.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss for the Class A shares of Large-Cap Growth for each calendar year since the Fund's inception and Strategic Growth for the last ten calendar years.

         These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of fund expenses. Each Fund's average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

[graphic omitted]
                                LARGE-CAP GROWTH

                      1997                      27.87%
                      1998                      28.80%
                      1999                      38.91%
                      2000                     -13.21%
                      2001                     -14.49%
                      2002                     -29.34%
                      2003                      25.77%
                      2004                       3.15%
                      2005                      -1.44%

                      High Quarter: 4th - 1999 27.55%
                      Low Quarter: 2nd - 2002 -17.67%

           Year-to-date performance (through June 30, 2006) is -1.89%


                                STRATEGIC GROWTH

                      1996                      15.19%
                      1997                      17.05%
                      1998                      44.52%
                      1999                      52.15%
                      2000                     -12.54%
                      2001                     -28.07%
                      2002                     -35.52%
                      2003                      37.54%
                      2004                       5.03%
                      2005                      -0.75%

                      High Quarter: 4th - 1998 37.17%
                      Low Quarter: 3rd - 2001 -31.55%

           Year-to-date performance (through June 30, 2006) is -3.76%

         The next set of tables lists the average annual total return by class of the Funds for the past one, five and ten years or since inception, as the case may be, (through December 31, 2005). The after-tax returns shown are for Class A of Large-Cap Growth and Strategic Growth; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities and a more narrowly based benchmark that reflects the market sectors in which the respective Fund invests, descriptions of which can be found following the tables. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2005)(1)
         ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
LARGE-CAP                     1 Year       5 Years        Since         Since         Since         Since
GROWTH                        Ended        Ended       Inception     Inception     Inception     Inception
------                       12/31/05      12/31/05     (Class A)     (Class B)     (Class C)     (Class X)
                             --------      --------     ---------     ---------     ---------     ---------
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
Class A shares
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
    Return Before Taxes       -7.11%        -6.15%       7.20%(2)       ---           ---           ---
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
    Return After Taxes on     -7.11%        -6.18%        5.38%         ---           ---           ---
    Distributions(3)
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
    Return After Taxes on     -4.62%        -5.14%        5.53%         ---           ---           ---
    Distributions and
    Sale of Fund
    Shares(3)(4)
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
Class B shares
--------------------------------------------------------------------------------------------------------------
    Return Before taxes       -6.09%        -5.75%         ---        -1.12%(2)        ---           ---
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
Class C shares
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
    Return Before taxes       -2.18%        -5.75%         ---          ---         -1.15%(2)        ---
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
Class X shares
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
    Return Before taxes       -1.22%        -4.79%         ---          ---           ---          8.26%(2)
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
S&P 500(R) Index               4.93%         0.55%        8.92%        2.69%         2.69%         8.92%
--------------------------- ------------ ------------- ------------- ------------- ------------- -------------
Russell 1000(R) Growth         5.26%        -3.58%        6.42%       -0.25%        -0.25%         6.42%
Index
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                     1 Year         5 Years          10 Years          Since
STRATEGIC GROWTH                     Ended           Ended            Ended          Inception
----------------                    12/31/05        12/31/05         12/31/05        (Class C)
                                    --------        --------         --------        ---------
-------------------------------- --------------- ---------------- --------------- ----------------
Class A shares
-------------------------------- --------------- ---------------- --------------- ----------------
    Return Before Taxes              -6.45%          -8.92%           4.98%             ---
-------------------------------- --------------- ---------------- --------------- ----------------
    Return After Taxes on            -6.45%          -8.95%           2.55%             ---
    Distributions(3)
--------------------------------------------------------------- ----------------------------------
    Return After Taxes on            -4.19%          -7.36%           3.12%             ---
    Distributions and Sale of
    Fund Shares(3)(4)
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     1 Year         5 Years          10 Years          Since
STRATEGIC GROWTH                     Ended           Ended            Ended          Inception
----------------                    12/31/05        12/31/05         12/31/05        (Class C)
                                    --------        --------         --------        ---------
-------------------------------- --------------- ---------------- --------------- ----------------
Class B shares
-------------------------------- --------------- ---------------- --------------- ----------------
    Return Before Taxes              -5.45%          -8.53%           4.81%             ---
-------------------------------- --------------- ---------------- --------------- ----------------
Class C shares
-------------------------------- --------------- ---------------- --------------- ----------------
    Return Before Taxes              -1.51%          -8.52%            ---           1.97%(5)
-------------------------------- --------------- ---------------- --------------- ----------------
S&P 500(R) Index                      4.93%           0.55%           9.12%            5.17%
-------------------------------- --------------- ---------------- --------------- ----------------
Russell 1000(R) Growth Index          5.26%          -3.58%           6.73%            2.52%
--------------------------------------------------------------------------------------------------

(1) The Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and a full redemption in the Fund's Class B and Class C shares.

(2) Class A shares, Class B shares, Class C shares and Class X shares of Large-Cap Growth since March 8, 1996, July 1, 1998, July 1, 1998 and March 8, 1996, respectively.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(5)  Class C shares of Strategic Growth since November 3, 1997.

                           --------------------------

         The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. Both the S&P 500(R) Index and the Russell 1000(R) Growth Index are calculated on a total-return basis with dividends reinvested. Each index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

         For a detailed discussion of the manner of calculating total return, please see the Funds' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Strategic Growth is also contained in management's discussion of Strategic Growth's performance, which appears in the most recent Annual Report of Series Fund relating to Strategic Growth.

WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUBADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of the Funds
         -----------------------

         The overall management of Large-Cap Growth and Strategic Growth is the responsibility of, and is supervised by, the Board of Trustees of Series Fund.

         Adviser
         -------

         Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for each of the Funds and is responsible for managing each Fund's investment program. The Adviser selects and pays the fees of the Subadviser to manage the Funds and monitors the Subadviser's management of the Funds.

         Facts about the Adviser:

         -----------------------------------------------------------------------

         o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

         o The Adviser acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients, with assets under management of approximately $29.4 billion as of June 30, 2006.

         o The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

         -----------------------------------------------------------------------

         Subadviser
         ----------

         Seneca Capital Management LLC ("Seneca") is the subadviser to Strategic Growth and Large-Cap Growth. Pursuant to a Subadvisory Agreement with the Adviser, Seneca is responsible for the day-to-day management of each Fund's portfolio.

         Facts about Seneca:

         -----------------------------------------------------------------------

         o    Seneca has been an investment adviser since 1989.

         o Seneca acts as subadviser to eight mutual funds and as investment advisor to institutions and individuals and had approximately $9.7 billion in assets under management as of June 30, 2006.

         o Seneca is located at 909 Montgomery Street, San Francisco, California 94133.

         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         FRAN GILLIN COOLEY and DOUGLAS COUDEN, CFA, manage Strategic Growth and are jointly and primarily responsible for the day-to-day management of Strategic Growth's portfolio.

         Ms. Cooley has served on Strategic Growth's portfolio management team since 2005. Ms. Cooley is a Portfolio Manager and Equity Analyst at Seneca focused primarily on the consumer, materials and industrial sectors. Prior to joining Seneca in 1995, she was in private placements at a San Francisco merchant bank. Ms. Cooley has 12 years of investment experience.

         Mr. Couden has served on Strategic Growth's portfolio management team since 2005. Mr. Couden is a Senior Portfolio Manager and Director of Equity at Seneca focused primarily on the industrial, telecom, consumer and information technology sectors. Prior to joining Seneca in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 12 years of investment experience.

         Ms. Cooley and Mr. Couden also manage Large-Cap Growth, are jointly and primarily responsible for the day-to-day management of Large-Cap Growth's portfolio and have served on Large-Cap Growth's portfolio management team since 2005.

         Advisory Fees
         -------------

         For its management and supervision of the daily business affairs of Strategic Growth, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.70% of the first $1 billion of such assets, plus 0.65% of such assets over $1 billion up to $2 billion, plus 0.60% of such assets over $2 billion.

         Subadvisory Fees
         ----------------

         Under the terms of the Subadvisory Agreement, Seneca is paid by the Adviser for providing advisory services to Strategic Growth. Strategic Growth does not pay a fee to Seneca. The Adviser pays Seneca a subadvisory fee at the annual rate of 0.10% of the first $201 million of such assets, plus 0.375% of such assets over $201 million up to $1 billion, plus 0.35% of such assets over $1 billion up to $2 billion, plus 0.325% for such assets over $2 billion.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

         Prior to or at the completion of the Reorganization, Large-Cap Growth and Strategic Growth will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that Large-Cap Growth and Strategic Growth each will be a "party to a reorganization," within the meaning of section 368(b) of the Code.

         As a result, for federal income tax purposes, no gain or loss will be recognized by Large-Cap Growth or its shareholders as a result of receiving shares of Strategic Growth in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Strategic

Growth that are received by the shareholders of Large-Cap Growth will be the same as the holding period and aggregate tax basis of the shares of Large-Cap Growth previously held by such shareholders, provided that such shares of Large-Cap Growth are held as capital assets. In addition, no gain or loss will be recognized by Strategic Growth upon the receipt of the assets of Large-Cap Growth in exchange for shares of Strategic Growth and the assumption by Strategic Growth of Large-Cap Growth's liabilities, and the holding period and tax basis of the assets of Large-Cap Growth in the hands of Strategic Growth as a result of the Reorganization will be the same as in the hands of Large-Cap Growth immediately prior to the Reorganization.

                                      RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

         Yes. The risk factors are substantially similar due to the identical investment objectives and substantially similar investment policies of Large-Cap Growth and Strategic Growth. The risks of Strategic Growth are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

--------------------------------------------------------------------------------
                              Each of the Funds is subject to MARKET RISK.

----------------------------- --------------------------------------------------
LARGE-CAP GROWTH              Invests primarily in equity securities.
----------------------------- --------------------------------------------------
STRATEGIC GROWTH              Invests primarily in equity securities.
--------------------------------------------------------------------------------

         The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Fund's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Fund could also miss attractive investment opportunities if its subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the subadviser overweights fixed income markets or industries where there are significant declines.

--------------------------------------------------------------------------------
                    Each of the Funds is subject to MARKET CAPITALIZATION RISK.

------------------- ------------------------------------------------------------
LARGE-CAP GROWTH    Invests primarily in stocks of large capitalization
                    companies.
------------------- ------------------------------------------------------------
STRATEGIC GROWTH    Invests primarily in stocks of large capitalization
                    companies.
--------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

--------------------------------------------------------------------------------
                    Each of the Funds is subject to INVESTMENT STYLE RISK.

------------------- ------------------------------------------------------------
LARGE-CAP GROWTH    Invests primarily in growth stocks.
------------------- ------------------------------------------------------------
STRATEGIC GROWTH    Invests primarily in growth stocks.
--------------------------------------------------------------------------------

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

         Each Fund's investment strategy may result in a high portfolio turnover rate (over 100%). A high portfolio turnover rates increases brokerage and other transactions costs to a Fund, negatively affects a Fund's performance, and may increase capital gains distributions, resulting in greater tax liability to a Fund's shareholders.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Large-Cap Growth to own a fund that is similar in style, but with a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Strategic Growth.

         At a special meeting held on July 28, 2006, all of the Trustees of Series Fund on behalf of Large-Cap Growth, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Large-Cap Growth, and that the interests of existing shareholders of Large-Cap Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Strategic Growth has an identical investment objective and substantially similar investment strategies as Large-Cap Growth, while it has outperformed Large-Cap Growth on a one-year basis, through December 31, 2005. Because each Fund changed its portfolio management team in 2005, only the one-year performance is reflective of the Fund's current portfolio management team's investment management skills. The Trustees also noted that in connection with the Reorganization, Strategic Growth's advisory fee schedule will be lowered so that it will be identical to Large-Cap Growth's current advisory fee schedule. In addition, on a pro forma basis after the Reorganization, total operating expenses of Strategic Growth are anticipated to be slightly higher than those of Large-Cap Growth.

         The Trustees considered the relative asset size of each Fund, including the benefits of Large-Cap Growth joining with a larger entity. As of April 30, 2006, Large-Cap Growth's net assets were approximately $113.2 million and Strategic Growth's net assets were approximately $116.1 million.

         In addition, the Trustees considered, among other things:

o    the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the management fee of Strategic Growth is identical, and total expenses of Strategic Growth, will be similar to those of Large-Cap Growth;

o the fact that Large-Cap Growth and Strategic Growth have identical investment objectives and substantially similar principal investment strategies;

o the fact that Strategic Growth will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o the fact that Strategic Growth will assume all of the liabilities of Large-Cap Growth;

o the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

o alternatives available to shareholders of Large-Cap Growth, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Series Fund consulted with counsel to the Disinterested Trustees as appropriate.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Series Fund concluded that the proposed Reorganization would be in the best interests of Large-Cap Growth and its shareholders. Consequently, they approved the Plan.

         The Trustees of Series Fund have also approved the Plan on behalf of Strategic Growth.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

         The Plan provides that all of the assets of Large-Cap Growth will be acquired by Strategic Growth in exchange for Class A, Class B, Class C and Class X shares of Strategic Growth and the assumption by Strategic Growth of all of the liabilities of Large-Cap Growth on or about October 6, 2006, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Large-Cap Growth will endeavor to discharge all of its known liabilities and obligations. Large-Cap Growth will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         At or prior to the Closing Date, Large-Cap Growth will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

         The number of full and fractional shares of each class of Strategic Growth to be received by the shareholders of Large-Cap Growth will be determined by dividing the net assets of Large-Cap Growth by the net asset value of a share of Strategic Growth. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Strategic Growth, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Strategic Growth, Large-Cap Growth will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Strategic Growth received by Large-Cap Growth. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Large-Cap Growth's shareholders on the share records of Strategic Growth or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Strategic Growth due to Large-Cap Growth's shareholders. All issued and outstanding shares of Large-Cap Growth will be canceled. The shares of Strategic Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Large-Cap Growth will be terminated as a series of Series Fund.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of Large-Cap Growth and Strategic Growth; (b) by either Large-Cap Growth or Strategic Growth if the Reorganization has not occurred on or before December 31, 2006, unless such date is extended by mutual agreement of Large-Cap Growth and Strategic Growth; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

         If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by Large-Cap Growth and Strategic Growth in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Large-Cap Growth, Strategic Growth or their shareholders.

         If the Reorganization is not consummated, the Trustees of Series Fund will consider other possible courses of action in the best interests of Large-Cap Growth's shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, Large-Cap Growth and Strategic Growth will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Code, and that Large-Cap Growth and Strategic Growth each will be a "party to a reorganization," within the meaning of section 368(b) of the Code.

         As a result:

               1. No gain or loss will be recognized by Strategic Growth upon the receipt of the assets of Large-Cap Growth solely in exchange for the shares of Strategic Growth and the assumption by Strategic Growth of the liabilities of Large-Cap Growth;

               2. No gain or loss will be recognized by Large-Cap Growth on the transfer of its assets to Strategic Growth in exchange for Strategic Growth's shares and the assumption by Strategic Growth of the liabilities of Large-Cap Growth or upon the distribution of Strategic Growth's shares to Large-Cap Growth's shareholders in exchange for their shares of Large-Cap Growth;

               3. No gain or loss will be recognized by Large-Cap Growth's shareholders upon the exchange of their shares of Large-Cap Growth for shares of Strategic Growth in liquidation of Large-Cap Growth;

               4. The aggregate tax basis of the shares of Strategic Growth received by each shareholder of Large-Cap Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Large-Cap Growth held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Strategic Growth received by each shareholder of Large-Cap Growth will include the period during which the shares of Large-Cap Growth exchanged therefor were held by such shareholder (provided that the shares of Large-Cap Growth are held as capital assets on the date of the Reorganization); and

               5. The tax basis of the assets of Large-Cap Growth acquired by Strategic Growth will be the same as the tax basis of such assets to Large-Cap Growth immediately prior to the Reorganization, and the holding period of such assets in the hands of Strategic Growth will include the period during which the assets were held by Large-Cap Growth.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, Large-Cap Growth would recognize gain or loss on the transfer of its assets to Strategic Growth and each shareholder of Large-Cap Growth would recognize a taxable gain or loss equal to the difference between its tax basis in its Large-Cap Growth's shares and the fair market value of the shares of Strategic Growth it received.

         As of April 30, 2006, Large-Cap Growth had capital loss carryforward of $71,082,433. Strategic Growth's utilization after the Reorganization of any pre-Reorganization losses realized by Large-Cap Growth to offset gains realized by Strategic Growth could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

         The following table sets forth the capitalization of Large-Cap Growth and Strategic Growth as of April 30, 2006, and the capitalization of Strategic Growth on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.24 Class A shares, 1.26 Class B shares, 1.26 Class C shares and 1.29 Class X shares of Strategic Growth for each Class A, Class B, Class C and Class X share, respectively, of Large-Cap Growth.

            CAPITALIZATION OF LARGE-CAP GROWTH, STRATEGIC GROWTH AND
                          STRATEGIC GROWTH (PRO FORMA)

-------------------------------------------------------------------------------------------------------
                                                                                     STRATEGIC GROWTH
                               LARGE-CAP          STRATEGIC                          (PRO FORMA) AFTER
                                GROWTH             GROWTH          ADJUSTMENTS(a)      REORGANIZATION
                                ------             ------          --------------      --------------
-------------------------- ------------------ ------------------ ----------------- --------------------
Net Assets
Class A                          $88,134,093       $106,692,759          (31,190)         $194,795,662
Class B                           $7,282,454         $7,885,438           (2,528)          $15,165,364
Class C                           $4,762,925         $1,490,137             (510)           $6,252,552
Class X                          $13,012,357                ---                            $13,012,357
-------------------------- ------------------ ------------------ ----------------- --------------------
Total Net Assets                $113,191,829       $116,068,334          (34,228)         $229,225,935
-------------------------- ------------------ ------------------ ----------------- --------------------
Net Asset Value Per Share
Class A                               $12.09              $9.78                                  $9.78
Class B                               $11.20              $8.86                                  $8.86
Class C                               $11.17              $8.87                                  $8.87
Class X                               $12.63                ---                                  $9.78
-------------------------- ------------------ ------------------ ----------------- --------------------
Shares Outstanding
Class A                            7,291,448         10,906,291         1,720,218           19,917,957
Class B                              650,109            890,023           171,856            1,711,988
Class C                              426,230            167,997           110,739              704,966
Class X                            1,030,588                ---           299,919            1,330,507
-------------------------- ------------------ ------------------ ----------------- --------------------
Total Shares Outstanding           9,398,375         11,964,311         2,302,732           23,665,418
-------------------------------------------------------------------------------------------------------

(a) Reflects change in shares outstanding due to issuance of Class A, Class B, Class C and Class X shares of Strategic Growth in exchange for Class A, Class B, Class C and Class X shares, respectively, of Large-Cap Growth based upon the net asset value of Strategic Growth's Class A, Class B, Class C and Class A shares, respectively, at April 30, 2006.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Large-Cap Growth is authorized to issue four classes of shares: Class A, Class B, Class C and Class X; while Strategic Growth is authorized to issue three classes of shares: Class A, Class B and Class C. Class X shares of Strategic Growth are not currently offered but will first become available no later than the date of the Reorganization. Each class of shares has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Large-Cap Growth owning Class A, Class B, Class C or Class X shares will receive Class A, Class B,
Class C or Class X shares, respectively, of Strategic Growth. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Strategic Growth under which the Fund may pay a service fee at an annual rate which may not exceed 0.25 % of average daily net assets attributable to the Class.

         Class B shares are sold without a front-end sales charge and are subject to a 5.00% contingent deferred sale charge ("CDSC") if such shares are redeemed within the first five years of their purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class B shares acquired as a result of the Reorganization, the length of time you hold shares in Strategic Growth will be added to the length of time you held shares in Large-Cap Growth. If you acquire Class B shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Large-Cap Growth. Class B shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class B shares of Strategic Growth under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00 % of average daily net assets attributable to the Class. Class B shares automatically convert to Class A shares eight years after their purchase. Class B shares issued to shareholders of Large-Cap Growth in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         Class C shares are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Strategic Growth will be added to the length of time you held shares in Large-Cap Growth. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Large-Cap Growth. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Strategic Growth under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00 % of average daily net assets attributable to the Class. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Large-Cap Growth in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         Class X shares will be offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. Class X shares will not pay a sales charge at any time, and there will be no distribution and services fees applicable to Class X shares.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class B, Class C and Class X shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Strategic Growth.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements for Class A, Class B and Class C shares, see "Your Account" and "How to Buy Shares" in the Funds' Prospectus. The minimum initial investment for Class X shares is $250,000, and the minimum subsequent investment for Class X shares is $10,000. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Funds' Prospectus. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200 as a result of redemption activity, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Large-Cap Growth and Strategic Growth currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds. Class C shares of the Funds are also exchangeable for Class T shares of those Phoenix Funds offering them.

         On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectus.

DIVIDEND POLICY

         The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectus for further information concerning dividends and distributions.

         Each Fund has qualified, and Strategic Growth intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Large-Cap Growth and Strategic Growth are each a diversified series of Series Fund, an open-end management investment company registered with the SEC under the 1940 Act that was originally organized as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in August 2000. Series Fund is governed by its Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. Series Fund is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Series Fund currently consist of Large-Cap Growth, Strategic Growth and two other mutual funds of various asset classes.

CAPITALIZATION

         The beneficial interests in Series Fund are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of Series Fund permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         Shares of Large-Cap Growth are offered in four classes (Class A, Class B, Class C and Class X); while shares of Strategic Growth are offered in three classes (Class A, Class B and Class C). Strategic Growth will offer Class X shares no later than the date of the Reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Series Fund or a shareholder of Series Fund is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Series Fund to liability. To guard against this risk, the Declaration of Trust of Series Fund (a) provides that any written obligation of Series Fund may contain a statement that such obligation may only be enforced against the assets of Series Fund or the particular series in question and the obligation is not binding upon the shareholders of Series Fund; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Series Fund. Accordingly, the risk of a shareholder of Series Fund incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Series Fund itself is unable to meet its obligations. In light of Delaware law, the nature of Series Fund's business, and the nature of its assets, the risk of personal liability to a shareholder of Series Fund is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Series Fund, on behalf of Large-Cap Growth and Strategic Growth, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Series Fund. In addition, Series Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Series Fund currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Series Fund.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to Series Fund, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Series Fund may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Series Fund or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of Series Fund, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of Series Fund provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause Series Fund or any series to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof), partnerships, associations, corporations or other business entities; (2) cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute; (3) cause the Series Fund to reorganize under the laws of any state or other political subdivision of the United States; and (4) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of Series Fund may also terminate Series Fund, a series, or a class of shares upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Series Fund, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Series Fund, the Fund or attributable to the class over the liabilities belonging to Series Fund, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of Series Fund, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of Series Fund, each Trustee of Series Fund is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Series Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Series Fund, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Series Fund may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Series Fund, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of Series Fund and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

SHAREHOLDER INFORMATION

         As of August 15, 2006, the total number of shares of Large-Cap Growth outstanding was as follows:

         ----------------------------------------------------------------------
                                             NUMBER OF SHARES
                                             ----------------
         ----------------------------------- ----------------------------------
         CLASS A                             6,918,968.551

         CLASS B                             595,293.301

         CLASS C                             396,136.226

         CLASS X                             918,513.164
         ----------------------------------- ----------------------------------
         TOTAL                               8,828,911.242
         ----------------------------------------------------------------------

         As of August 15, 2006, the officers and Trustees of Series Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of Large-Cap Growth.

         As of August 15, 2006, the officers and Trustees of the Series Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of Strategic Growth.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of August 15, 2006, the beneficial owners or record owners of more than 5% of the shares of Large-Cap Growth or Strategic Growth were as follows:

LARGE-CAP GROWTH

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF CLASS OF SHARES OF      % OF CLASS OF SHARES OF
           NAME AND ADDRESS                 CLASS         NO. OF SHARES          PORTFOLIO BEFORE             PORTFOLIO AFTER
                                                                                  REORGANIZATION               REORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.
FBO XXXXXXX04-13                           Class X         61,778.248                  6.73%                        6.73%
1 Metrotech Center North
Brooklyn, NY 11201-3870
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
House Account
XXXXXXX1250
Attn: Peter Booth, 7th Floor               Class C         45,886.773                 11.58%                        9.06%
333 W. 34th St.
New York, NY 10001-2402
------------------------------------------------------------------------------------------------------------------------------------
First Republic Bank
First Republic Bank Trust Co.
111 Pine Street                            Class X         50,778.832                  5.53%                        5.53%
San Francisco, CA 94111-5602
------------------------------------------------------------------------------------------------------------------------------------
Ligue Henry IV
c/o Edward E. Serres, Secretary
132 Ewing Ter.                             Class X         51,526.901                  5.61%                        5.61%
San Francisco, CA 94118-4407
------------------------------------------------------------------------------------------------------------------------------------
MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Administration                  Class B         46,892.629                  7.88%                        3.89%
4800 Deer Lake Drive East, 3rd Fl.
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Administration                  Class C         96,840.075                 24.45%                       19.11%
4800 Deer Lake Drive East, 3rd Fl.
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO
The Northern Trust Company
FBO A/C XXX0704                            Class X        110,692.410                 12.05%                       12.05%
PO Box 92956
Chicago, IL 60675-2956
------------------------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO
The Northern Trust Company
FBO A/C XXX0708                            Class X        110,692.410                 12.05%                       12.05%
PO Box 92956
Chicago, IL 60675-2956
------------------------------------------------------------------------------------------------------------------------------------

STRATEGIC GROWTH

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF CLASS OF SHARES OF      % OF CLASS OF SHARES OF
           NAME AND ADDRESS                 CLASS         NO. OF SHARES          PORTFOLIO BEFORE             PORTFOLIO AFTER
                                                                                  REORGANIZATION               REORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
MLPF&S
For the Sole Benefit of its Customers      Class C         11,051.061                  7.64%                        1.66%
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Fl.
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Myrtle B. Quier
1416 Alsace Rd.                            Class B         42,181.901                  5.25%                        2.66%
Reading, PA 19604-1873
------------------------------------------------------------------------------------------------------------------------------------


                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Series Fund relating to Large-Cap Growth and Strategic Growth, for the year ended as of April 30, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Strategic Growth will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.

                             ADDITIONAL INFORMATION

         Series Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

September 29, 2006

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of August, 2006, by and between Phoenix Strategic Equity Series Fund, a Delaware statutory trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Strategic Growth Fund (the "Acquiring Fund"), a separate series of the Trust, and the Trust, on behalf of the Phoenix Large-Cap Growth Fund (the "Acquired Fund"), a separate series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Fund and the Acquiring Fund are each separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

         The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (the "Disinterested Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         The Board of Trustees of the Trust, including a majority of the Disinterested Trustees, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

         2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be October 6, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

         3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund's Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a "securities depository", as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

         (a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at April 30, 2006, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since April 30, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

         (a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (h) The audited financial statements of the Acquiring Fund at April 30, 2006 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (i) Since April 30, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

         (o) The information to be furnished by the Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.

         5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The registration statement on Form N-14 (the "Registration Statement") which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the

Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

         8.3. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this
Agreement:

         9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.4.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

         10.3 In the event the transactions contemplated by this Agreement are not consummated, then Phoenix Investment Counsel, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Fund and the Acquired Fund, after consultation with their counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Trust may not waive the condition set forth in paragraph 9.4.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Trust.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

         16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

Attest:                                   PHOENIX STRATEGIC EQUITY SERIES
                                          FUND ON BEHALF OF ITS SERIES
                                          PHOENIX LARGE-CAP GROWTH FUND


-------------------------------           By: -------------------------------
By:
Title:                                    Title:


Attest:                                   PHOENIX STRATEGIC EQUITY SERIES
                                          FUND ON BEHALF OF ITS SERIES
                                          PHOENIX STRATEGIC GROWTH FUND


                                          By: -------------------------------
-------------------------------
By:
Title: Secretary                          Title:






                                          Agreed and accepted as to
                                          paragraph 10.3 only:

Attest:                                   PHOENIX INVESTMENT COUNSEL, INC.


-------------------------------           By: -------------------------------
By:
Title:                                    Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                          PHOENIX LARGE-CAP GROWTH FUND

                                   a series of

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                          PHOENIX STRATEGIC GROWTH FUND

                                   a series of

                      PHOENIX STRATEGIC EQUITY SERIES FUND

         This Statement of Additional Information, dated September 29, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Large-Cap Growth Fund ("Large-Cap Growth"), a series of Phoenix Strategic Equity Series Fund ("Series Fund") to Phoenix Strategic Growth Fund ("Strategic Growth"), a series of Series Fund, in exchange for Class A, Class B, Class C and Class X shares of beneficial interest, no par value, of Strategic Growth (to be issued to holders of shares of Large-Cap Growth), consists of the information set forth below pertaining to Large-Cap Growth and Strategic Growth and the following described documents, each of which is incorporated by reference herein with the exception of the pro forma financial statements which are attached hereto:

         (1) The Statement of Additional Information of the Series Fund relating to Large-Cap Growth and Strategic Growth, dated September 29, 2006;

         (2) Annual Report of the Series Fund relating to Large-Cap Growth and Strategic Growth for the year ended April 30, 2006; and

         (3)      Pro Forma Financial Statements dated as of April 30, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Large-Cap Growth and Strategic Growth dated September 29, 2006. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Series Fund at the telephone numbers or addresses set forth above.

 Phoenix Strategic Growth Fund/Phoenix Large-Cap Growth Fund
 Pro Forma Combining Schedule of Investments
 April 30, 2006 (Unaudited)

                  Shares or
                  Par Value                                                                         Market Value
------------------------------------------------------------------------------------------------------------------------------------
   Phoenix         Phoenix       Pro Forma                                             Phoenix         Phoenix        Pro Forma
  Strategic       Large-Cap      Combining                                            Strategic       Large-Cap       Combining
 Growth Fund     Growth Fund     Portfolios     DESCRIPTION                          Growth Fund     Growth Fund      Portfolios
----------------------------------------------- ------------------------------------ -----------------------------------------------

                                                DOMESTIC COMMON STOCKS - 97.4%
                    57,120         57,120       Abbott Laboratories                                   2,441,309        2,441,309
    68,890          49,840        118,730       Adobe Systems, Inc.(b)                 2,700,488      1,953,728        4,654,216
                    45,450         45,450       American Express Co.                                  2,445,664        2,445,664
    79,310          60,400        139,710       American Tower Corp. Class A(b)        2,707,643      2,062,056        4,769,699
    49,200          32,490         81,690       Amgen, Inc.(b)                         3,330,840      2,199,573        5,530,413
                    46,080         46,080       Anheuser-Busch Cos., Inc.                             2,054,246        2,054,246
    43,570          25,120         68,690       Apple Computer, Inc.(b)                3,066,892      1,768,197        4,835,089
                   107,680        107,680       Applied Materials, Inc.                               1,932,856        1,932,856
    44,490          29,490         73,980       Beckman Coulter, Inc.                  2,285,006      1,514,606        3,799,612
    55,410          34,280         89,690       Best Buy Co., Inc.                     3,139,531      1,942,305        5,081,836
    42,230          38,780         81,010       Cardinal Health, Inc.                  2,844,191      2,611,833        5,456,024
                   117,160        117,160       Cisco Systems, Inc.(b)                                2,454,502        2,454,502
    77,320          38,410        115,730       Citigroup, Inc.                        3,862,134      1,918,579        5,780,713
    64,480          42,280        106,760       Colgate-Palmolive Co.                  3,812,058      2,499,594        6,311,652
                    82,640         82,640       ConAgra Foods, Inc.                                   1,874,275        1,874,275
   144,600          68,270        212,870       Corning, Inc.(b)                       3,995,298      1,886,300        5,881,598
                    86,400         86,400       CVS Corp.                                             2,567,808        2,567,808
    49,110          42,700         91,810       eBay, Inc.(b)                          1,689,875      1,469,307        3,159,182
    56,500          42,300         98,800       Electronic Arts, Inc.(b)               3,209,200      2,402,640        5,611,840
   183,380         133,860        317,240       EMC Corp.(b)                           2,477,464      1,808,449        4,285,913
                    18,020         18,020       FedEx Corp.                                           2,074,643        2,074,643
                    52,790         52,790       First Data Corp.                                      2,517,555        2,517,555
    36,500          22,850         59,350       Genentech, Inc.(b)                     2,909,415      1,821,373        4,730,788
   143,300         134,240        277,540       General Electric Co.                   4,956,747      4,643,362        9,600,109
    10,970           5,160         16,130       Google, Inc. Class A(b)                4,584,802      2,156,570        6,741,372
    48,800                         48,800       Grant Prideco, Inc.(b)                 2,498,560                       2,498,560
                    44,580         44,580       Hershey Foods Co.                                     2,377,897        2,377,897
     4,470           2,518          6,988       Hugoton Royalty Trust                    123,596         69,623          193,219
                    18,260         18,260       Illinois Tool Works, Inc.                             1,875,302        1,875,302
    90,560          86,780        177,340       Intel Corp.                            1,809,389      1,733,864        3,543,253
    57,910          43,020        100,930       Jabil Circuit, Inc.(b)                 2,257,911      1,677,350        3,935,261
    45,000                         45,000       Jefferies Group, Inc.                  2,990,250                       2,990,250
                    32,160         32,160       Johnson & Johnson                                     1,884,898        1,884,898
                    36,450         36,450       Kohl's Corp.(b)                                       2,035,368        2,035,368
    57,170          36,060         93,230       Lowe's Cos., Inc.                      3,604,569      2,273,583        5,878,152
    67,000          40,950        107,950       Medtronic, Inc.                        3,358,040      2,052,414        5,410,454
                   131,580        131,580       Microsoft Corp.                                       3,177,657        3,177,657
                    19,030         19,030       Monsanto Co.                                          1,587,102        1,587,102
    51,700                         51,700       Monster Worldwide, Inc.(b)             2,967,580                       2,967,580
    79,250          59,600        138,850       Network Appliance, Inc.(b)             2,937,797      2,209,372        5,147,169
                    75,406         75,406       Newell Rubbermaid, Inc.                               2,067,632        2,067,632
    40,980          36,340         77,320       NII Holdings, Inc.(b)                  2,454,702      2,176,766        4,631,468
    50,200                         50,200       Oshkosh Truck Corp.                    3,072,240                       3,072,240
    52,620          41,680         94,300       Penney (J.C.) Co., Inc.                3,444,505      2,728,373        6,172,878
    72,200          44,060        116,260       QUALCOMM, Inc.                         3,706,748      2,262,040        5,968,788
                    28,260         28,260       Schlumberger Ltd.                                     1,953,896        1,953,896
                    47,220         47,220       St. Jude Medical, Inc.(b)                             1,864,246        1,864,246
                    66,680         66,680       Synovus Financial Corp.                               1,867,040        1,867,040
   100,000          79,110        179,110       Texas Instruments, Inc.                3,471,000      2,745,908        6,216,908
    99,500                         99,500       TJX Cos., Inc. (The)                   2,400,935                       2,400,935
    67,000          43,760        110,760       United Technologies Corp.              4,208,270      2,748,566        6,956,836
    29,100           9,000         38,100       Vulcan Materials Co.                   2,472,336        764,640        3,236,976
                    23,680         23,680       Weyerhaeuser Co.                                      1,668,730        1,668,730
    74,890          51,590        126,480       Wyeth                                  3,644,896      2,510,885        6,155,781
   110,530          82,020        192,550       Xilinx, Inc.                           3,058,365      2,269,494        5,327,859
    75,000          42,250        117,250       XTO Energy, Inc.                       3,176,250      1,789,287        4,965,537
    88,130          53,460        141,590       Yahoo!, Inc.(b)                        2,888,901      1,752,419        4,641,320
                    39,460         39,460       Yum! Brands, Inc.                                     2,039,293        2,039,293
                                                                                     -----------    -----------      -----------
                                                TOTAL DOMESTIC COMMON STOCk          112,118,424    111,184,975      223,303,399

 Phoenix Strategic Growth Fund/Phoenix Large-Cap Growth Fund
 Pro Forma Combining Schedule of Investments
 April 30, 2006 (Unaudited)

               Shares or Par Value                                                                  Market Value
------------------------------------------------------------------------------------------------------------------------------------
   Phoenix         Phoenix       Pro Forma                                             Phoenix          Phoenix        Pro Forma
  Strategic       Large-Cap      Combining                                            Strategic        Large-Cap       Combining
 Growth Fund     Growth Fund     Portfolios     DESCRIPTION                          Growth Fund      Growth Fund      Portfolios
----------------------------------------------- ------------------------------------ -----------------------------------------------

                                                FOREIGN  COMMON STOCKS(c) - 1.6%
    28,310                         28,310       Alcan, Inc. (United States)                           2,022,985        2,022,985
                    38,710         38,710       Marvell Technology Group Ltd.
                                                  (Japan)(b)                           1,616,218                       1,616,218
                                                                                     -----------    -----------      -----------
                                                TOTAL FOREIGN COMMON STOCKS            1,616,218      2,022,985        3,639,203
                                                                                     -----------    -----------      -----------
                                                TOTAL LONG TERM INVESTMENTS - 99.0%  113,734,642    113,207,960      226,942,602

                                                COMMERCIAL PAPER(d)--1.5%
 2,625,000         945,000      3,570,000       CAFCO LLC 4.81%, 5/1/06                2,625,000        945,000        3,570,000
                                                                                     -----------     -----------     -----------
                                                TOTAL SHORT-TERM INVESTMENTS           2,625,000        945,000        3,570,000
                                                                                     -----------     -----------     -----------
                                                TOTAL INVESTMENTS- 100.5%            116,359,642(a) 114,152,960(a)   230,512,602
                                                                                     -----------     -----------     -----------
                                                (Identified cost $103,703,533,
                                                $103,692,659 and $207,396,192)
                                                Other assets and liabilities,
                                                net--(0.5)%                             (291,308)      (961,131)      (1,252,439)
                                                NET ASSETS--100.0%                   116,068,334    113,191,829      229,260,163
                                                                                     ===========    ===========      ===========


                                                (a)  Federal Income Tax Information:
                                                     Net unrealized appreciation of
                                                     investment securities is
                                                     comprised of gross appreciation
                                                     of $28,246,017 and gross
                                                     depreciation of $5,129,607 for
                                                     federal income tax purposes. At
                                                     April 30, 2006, the aggregate
                                                     cost of securities for federal
                                                     income tax purposes was
                                                     $207,396,192.
                                                (b)  Non-income producing.
                                                (c)  A common stock is considered to
                                                     be foreign if the security is
                                                     issued in a foreign country.
                                                     The country of risk, noted
                                                     parenthetically, is determined
                                                     based on criteria described in
                                                     Note 2G "Foreign security country
                                                     determination" in the Notes to
                                                     Financial Statements.
                                                (d)  The rate shown is the discount
                                                     rate.

Phoenix Strategic Growth Fund/Phoenix Large-Cap Growth Fund
Pro Forma Combining Statement of Assets and Liabilities
April 30, 2006 (Unaudited)

                                               =================    =================    =================    =================
                                                                         Phoenix
                                                    Phoenix             Large-Cap                                 Pro Forma
                                                Strategic Growth       Growth Fund          Adjustments           Combining
                                                 Fund (Audited)         (Audited)                                 Portfolios
                                               =================    =================    =================    =================

ASSETS
Investment securities at value, including
(Identified cost $103,703,533 and
$103,692,659 respectively)                      $    116,359,642     $    114,152,960                          $     230,512,602

Cash                                                       2,527                3,142                                      5,669
Receivables
  Dividends                                               79,648               92,644                                    172,292
  Fund shares sold                                         5,333                2,615                                      7,948
Trustee retainer                                           4,581                4,616                                      9,197
Prepaid expenses                                          15,184               20,688                                     35,872

                                               -----------------    -----------------    -----------------    ------------------
    Total assets                                     116,466,915          114,276,665                   -            230,743,580
                                               -----------------    -----------------    -----------------    ------------------

LIABILITIES
Payables
  Investment securities purchased                                             766,107                                    766,107
  Fund shares repurchased                                150,182              122,154                                    272,336
  Investment advisory fee                                 71,734               65,207                                    136,941
  Transfer agent fee                                      92,278               50,479                                    142,757
  Professional fee                                        32,949                                    20,000 (b)            47,949
  Distribution and service fees                           29,743               28,188                                     57,931
  Financial agent fee                                      8,726                8,609                                     17,335
Accrued expenses                                          12,969               44,092               14,228 (b)            76,289

                                               -----------------    -----------------    -----------------    ------------------
    Total liabilities                                    398,581            1,084,836               34,228             1,517,645
                                               -----------------    -----------------    -----------------    ------------------

NET ASSETS                                     $     116,068,334     $    113,191,829              (34,228)          229,225,935
                                              ==================    =================    =================    ==================


Net Assets Consist of:
Capital paid in on shares of beneficial
  interest                                      $    340,587,163     $    173,813,961                          $     514,401,124
Undistributed net investment income (loss)                   -                    -                            $             -
Accumulated net realized gain (loss)                (237,174,938)         (71,082,433)                         $    (308,257,371)
Net unrealized appreciation                           12,656,109           10,460,301                  -              23,116,410

                                               -----------------    -----------------    -----------------    ------------------
Net Assets                                      $    116,068,334     $    113,191,829     $            -       $     229,260,163
                                               -----------------    -----------------    -----------------    ------------------

CLASS A
Shares of beneficial interest outstanding,
no par value, unlimited authorization                 10,906,291            7,291,448            1,720,218 (a)        19,917,957
Net assets                                      $    106,692,759     $     88,134,093                          $     194,826,852

Net asset value per share                       $           9.78     $          12.09                          $            9.78
Offering price per share NAV/(1- 5.75%)         $          10.38     $          12.83                          $           10.38

CLASS B
Shares of beneficial interest outstanding,
no par value, unlimited authorization                    890,023              650,109              171,856 (a)         1,711,988
Net assets                                      $      7,885,438     $      7,282,454                          $      15,167,892

Net asset value and offering price per share    $           8.86     $          11.20                          $            8.86

CLASS C
Shares of beneficial interest outstanding                167,997              426,230              110,739 (a)           704,966
Net assets                                      $      1,490,137     $      4,762,925                          $       6,253,062

Net asset value and offering price per share    $           8.87     $          11.17                          $            8.87

CLASS X
Shares of beneficial interest outstanding                   0.00            1,030,588              299,919 (a)         1,330,507
Net assets                                      $           0.00     $     13,012,357                          $      13,012,357

Net asset value and offering price per share    $              0     $          12.63                          $            9.78

(a) Adjustment reflects additional shares issued in conversion.
(b) Costs related to merger, Strategic Growth Fund will bear the expenses incurred by the funds in connection with the reorganization.


    See Notes to Pro Forma Financial Statements.

Phoenix Strategic Growth Fund/Phoenix Large-Cap Growth Fund
Pro Forma Combining Statement of Operations
 For the year ended April 30, 2006 (Unaudited)


                                               -----------------    -----------------    -----------------    -----------------
                                                                         Phoenix
                                                    Phoenix             Large-Cap                                  Pro Forma
                                                Strategic Growth       Growth Fund          Adjustments            Combining
                                                 Fund (Audited)         (Audited)                                  Portfolios
                                               -----------------    -----------------    -----------------     -----------------



INVESTMENT INCOME
Dividends                                       $      1,205,302     $      1,371,521     $                     $      2,576,823
Interest                                                  33,214               41,916                                     75,130
Security lending                                               -                    -                                          -
Foreign taxes withheld                                         -                    -                                          -

                                               -----------------    -----------------    -----------------     -----------------
      Total investment income                          1,238,516            1,413,437                                  2,651,953
                                               -----------------    -----------------    -----------------     -----------------

EXPENSES
Investment advisory fee                                  966,805              903,249              (64,454)            1,805,600
Service fees - Class A                                   293,662              239,638                    -               533,300
Distribution and service fees - Class B                   95,224               86,268                    -               181,492
Distribution and service fees - Class C                   19,203               57,025                    -                76,228
Financial agent fee                                      106,092              106,116              (29,590)              182,618
Transfer agent                                           495,953              276,326              (31,781)              740,498
Professional                                              33,132               33,133              (11,002) (b)           55,263
Printing                                                  47,650               27,807               14,662  (b)           90,119
Registration                                              39,879               48,359              (39,879)               48,359
Trustees                                                  29,899               29,864              (23,748)               36,015
Custodian                                                 14,799               20,538              (13,217)               22,120
Miscellaneous                                             30,084               30,889              (21,108)               39,865
                                               -----------------    -----------------    -----------------     -----------------


      Total expenses                                   2,172,382            1,859,212             (220,117)(a)         3,811,477
      Less expenses reimbursed
        by investment advisor                                -                    -                    -                     -
      Custodian fees paid indirectly                         (12)                 -                     12                   -
                                               -----------------    -----------------    -----------------     -----------------


      Net expenses                                     2,172,370            1,859,212             (220,105)            3,811,477
                                               -----------------    -----------------    -----------------     -----------------


NET INVESTMENT INCOME (LOSS)                            (933,854)            (445,775)             220,105            (1,159,524)



NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain (loss) on securities                 7,238,960            7,349,746                    -            14,588,706

Net realized gain (loss) on foreign currency                   -                    -                    -                     -

 Net realized gain (loss) on swap agreements                   -                    -                    -                     -
Net change in unrealized appreciation
 (depreciation) on investments                        10,524,648            7,161,511                    -            17,686,159

Net change in unrealized appreciation
 (depreciation) on foreign currency
 transactions.                                                 -                    -                    -                     -
                                                                                                         -
Net gain (loss) on investments                        17,763,608           14,511,257                    -            32,274,865
                                               -----------------    -----------------    -----------------     -----------------


NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $     16,829,754     $     14,065,482     $        220,105      $     31,115,341
                                               =================    =================    =================     =================


(a) Adjustments are true-ups to reflect combined fund expenses
(b) Portion of the costs is related to merger, Strategic Growth Fund will bear the expenses incurred by the funds in connection with the reorganization.

                                   See Notes to Pro Forma Financial Statements.

PHOENIX STRATEGIC GROWTH FUND/PHOENIX LARGE -CAP GROWTH FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
APRIL 30, 2006

1.  BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect of the proposed merger of Phoenix Large-Cap Growth Fund ("Large-Cap Growth Fund") into the Phoenix Strategic Growth Fund ("Strategic Growth Fund"). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all of the assets of Large-Cap Growth Fund ("Merging Fund") to Strategic Growth Fund ("Surviving Fund") and the subsequent liquidation of Phoenix Large-Cap Growth Fund. Phoenix Strategic Growth Fund will bear the expenses incurred by the Funds in connection with the Reorganization. The accounting survivor in the proposed merger will be Strategic Growth Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Strategic Growth Fund is currently operated.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Strategic Growth Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Strategic Growth Fund and Large-Cap Growth Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Strategic Growth Fund which would have been issued at April 30,2006 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of April 30,2006, of Large-Cap Growth Fund Class A of $88,134,093 and the net asset value of Strategic Growth Fund Class A of $9.78; the net assets of Large-Cap Growth Fund Class B of $7,282,454 and the net asset value of Strategic Growth Fund Class B of $8.86; the net assets of Large-Cap Growth Fund Class C of $4,762,925 the net asset value of Strategic Growth Fund Class C of $8.87; and the net assets of Large-Cap Growth Class X of $13,012,357 and the net asset value of Strategic Growth Fund Class A of $9.78. The Pro Forma Statement of Assets & Liabilities reflects the total shares outstanding of the combined fund and the amount of shares to be issued to Large-Cap Growth Fund shareholders.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on actual expenses of Strategic Growth Fund and Large-Cap Growth Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Strategic Growth Fund at the combined level of average net assets for the period ended April 30, 2006.

4. FOREIGN SECURITY COUNTRY DETERMINATION

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

5. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by pricing services which utilize information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

6. COMPLIANCE

As of April 30, 2006 all the securities held by the Merging Fund would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

7. FEDERAL INCOME TAX INFORMATION

The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

Expiration Date          Acquiring Fund           Target Fund
                         Phoenix Strategic        Phoenix Large-Cap Growth Fund
                         Growth Fund

2010                     $165,875,533             $31,260,431
2011                      $71,299,405             $39,492,502
2013                                                 $329,500
Total                    $237,174,938             $71,082,433

The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryover.